MANAGED PORTFOLIO SERIES

Tortoise North American Energy Independence Fund (the “Fund”)

Investor Class Shares – TNPTX
Institutional Class Shares – TNPIX
C Class Shares – TNPCX

Supplement dated May 23, 2017 to:

Prospectus and Summary Prospectus dated March 30, 2017,
as supplemented April 10, 2017

On April 10, 2017, the Fund filed a supplement to its Prospectus and Summary Prospectus (the “Supplement”) disclosing a pending reorganization (the “Reorganization”) of the Fund into the Tortoise Select Opportunity Fund. As disclosed in the Supplement, the Reorganization is expected to occur on or about June 19, 2017.

C Class shareholders of the Fund are subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. Tortoise Capital Advisors, L.L.C., the adviser to the Fund, has determined that C Class shares of the Fund held prior to disclosure of the Reorganization will not be subject to the contingent deferred sales charge if the shares are redeemed prior to the Reorganization. Accordingly, C Class shares of the Fund acquired prior to April 11, 2017 will not be subject to the 1.00% contingent deferred sales charge if the shares are redeemed in advance of the Reorganization.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at
855-TCA-FUND (855-822-3863).

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.